EXHIBIT 10.5.3

                                 LIMITED WAIVER

      LIMITED WAIVER (this "WAIVER"), dated as of July 27, 2005, among ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the lenders from time to time party to the Credit Agreement (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                                   WITNESSETH:

      WHEREAS, Holdings, Company, the Lenders and the Administrative Agent have entered into a Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004 (as amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"); and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to provide a waiver in respect of Section 6.5 of the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    LIMITED WAIVER TO THE CREDIT AGREEMENT

      1. Notwithstanding anything in Section 6.5 of the Credit Agreement to the contrary, effective on the Waiver Effective Date, the Lenders waive the limitation on Holdings and its Subsidiaries to, directly or indirectly, repurchase (the "REPURCHASE") from the employees and directors (the "RSU RECIPIENTS") of Holdings and its Subsidiaries that number of shares of Holdings' Common Stock necessary for Holdings to pay to such RSU Recipients an amount equal to all withholding taxes (including, without limitation, state, federal, local and FICA (if applicable)) imposed on such RSU Recipients in connection with the issuance by Holdings of up to 250,000 restricted share units to such RSU Recipients pursuant to Holdings' 2004 Long Term Incentive and Share Award Plan; PROVIDED that, before and after giving effect to such Repurchase, Holdings will be in compliance on a Pro Forma Basis with the covenant set forth in subsection 6.6B of the Credit Agreement; and PROVIDED FURTHER that such Repurchase shall be excluded from the calculation of the $1,000,000 limit contained in Section 6.5(ii) of the Credit Agreement.

B.    MISCELLANEOUS PROVISIONS

      1. In order to induce the Lenders to enter into this Waiver, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Waiver Effective Date, both before and after giving effect to this Waiver (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii)

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there exists no Default or Event of Default on the Waiver Effective Date, both before and after giving effect to this Waiver.

      2. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

      3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Administrative Agent.

      4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Waiver shall become effective on the date (the "WAIVER EFFECTIVE DATE") when Holdings, Company and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      6. From and after the Waiver Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                     * * *

                                      -2-

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      IN WITNESS WHEREOF, the undersigned have caused this Waiver to be duly executed and delivered as of the date first above written.

                                ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                By: /s/ Jeffrey H. Erickson
                                    ---------------------------------
                                    Name:  JEFFREY H. ERICKSON
                                    Title: PRESIDENT & CEO

                                ATLAS AIR, INC.

                                By: /s/ Dorinda Pannozzo
                                    ---------------------------------
                                    Name: Dorinda Pannozzo
                                    Title: Assistant Treasurer

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                                DEUTSCHE BANK TRUST COMPANY
                                AMERICAS, Individually and as Administrative
                                Agent

                                By: /s/ David J. Bell
                                    ---------------------------------
                                    Name: David J. Bell
                                    Title: Managing Director

                                BY: /s/ Robert M. Wood, Jr.
                                    ---------------------------------
                                    NAME: Robert M. Wood, Jr.
                                    Title: Director

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                                NAME OF LENDER:

                                FERNWOOD RESTRUCTURINGS LIMITED

                                By: /s/ Robert Gaviglio
                                   ---------------------------
                                   Name: Robert Gaviglio
                                   Title: VP

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                NAME OF LENDER:

                                FERNWOOD FOUNDATION FUND LLC

                                By: /s/ Robert Gaviglio
                                   ---------------------------
                                   Name: Robert Gaviglio
                                   Title: VP

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                NAME OF LENDER:

                                FERNWOOD ASSOCIATES LLC

                                By: /s/ Robert Gaviglio
                                    ---------------------------------
                                    Name: Robert Gaviglio
                                    Title: VP

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                GOLDMAN SACHS CREDIT PARTNERS L.P.:

                                By: /s/ Pedro Ramirez
                                   ----------------------------------
                                   Name: Pedro Ramirez
                                   Title: Authorized Signatory

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                NAME OF LENDER:

                                Restoration Holdings Ltd.

                                By: /s/ Pamela M. Lawrence
                                   ---------------------------
                                   Name: Pamela M. Lawrence
                                   Title: Director

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                Sankaty High Yield Asset Partners, L.P.

                                --------------------------------------------

                                By: /s/ Kristin W. Mugford
                                    ---------------------------------
                                    Name: KRISTIN W. MUGFORD
                                    Title: MANAGING DIRECTOR

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                SANKATY HIGH YIELD PARTNERS II, L.P.

                                --------------------------------------------

                                By: /s/ Kristin W. Mugford
                                    ---------------------------------
                                   Name: KRISTIN W. MUGFORD
                                   Title: MANAGING DIRECTOR

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                SANKATY HIGH YIELD PARTNERS III, L.P.

                                -------------------------------------

                                By: /s/ Kristin W. Mugford
                                    ---------------------------------
                                    NAME: KRISTIN W. MUGFORD
                                    TITLE: MANAGING DIRECTOR

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                -------------------------------------

                                Sankaty Advisors, LLC as Collateral
                                Manager for PROSPECT FUNDING I,
                                LLC as Term Lender

                                -------------------------------------

                                By: /s/ Kristin W. Mugford
                                    ---------------------------------
                                    Name: KRISTIN W. MUGFORD
                                    Title: MANAGING DIRECTOR

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                NAME OF LENDER:
                                SOL Loan Funding LLC, for itself or as agent for SOL2 Loan Funding LLC.

                                -------------------------------------

                                By: /s/ Dominic Blea
                                    ---------------------------------
                                    Name: DOMINIC BLEA
                                    Title: AS ATTORNEY-IN-FACT

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]

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                                NAME OF LENDER:

                                U.S. BANK NATIONAL ASSOCIATION

                                By: /s/ Dale L. Welke
                                    ---------------------------------
                                    Name: Dale L. Welke
                                    Title: Vice President

 [Signature Page to the Limited Waiver to the Fifth Amended and Restated Credit
                                   Agreement]